UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2019

TP Flexible Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00908	45-2460782
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

10 East 40th Street, 42nd Floor

New York, NY 10016

(Address of principal executive offices)

(212) 448-0702

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

As further described in a current report on Form 8-K filed on April 1, 2019 with the Securities and Exchange Commission (“SEC”), on March 31, 2019, Triton Pacific Investment Corporation, Inc. (the “Company”) completed its merger with Pathway Capital Opportunity Fund, Inc. (“PWAY), pursuant to that certain Agreement and Plan of Merger dated as of August 10, 2018 and as amended and restated as of February 12, 2019 (the “Merger Agreement”), between the Company and PWAY. Pursuant to the Merger Agreement, PWAY merged with and into the Company, with the Company as the combined surviving corporation (the “Merger”). In connection with the Merger, the Company changed its name to TP Flexible Income Fund, Inc. Although the Company was the legal survivor in the Merger, PWAY was considered the accounting survivor. Accordingly, PWAY will be reflected as the predecessor in the Company’s financial statements for periods ending after March 31, 2019. The Company’s historical financial condition and results of operations shown for comparative purposes in future periodic filings will reflect PWAY’s historical results. In connection with the Merger, the Company changed its fiscal year from December 31 to June 30 to coincide with PWAY’s fiscal year end.

The financial statements of PWAY as of and for the years ended June 30, 2018 and 2017 were audited by BDO USA, LLP (“BDO”). The financial statements of the Company as of and for the years ended December 31, 2018 and 2017 were audited by FGMK, LLC (“FGMK”).

After the completion of the Merger, the audit committee (the “Audit Committee”) of the Company’s board of directors (the “Board”), which has the responsibility to engage and dismiss the Company’s auditor, began considering which accounting firm was best suited to serve as the Company’s principal accounting firm for the fiscal year ending June 30, 2019 in light of PWAY being the accounting survivor of the Merger. At a meeting held on April 22, 2019, the Audit Committee made the decision to dismiss FGMK and to appoint BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, as described below.

(a)	Dismissal of FGMK

On April 22, 2019, the Audit Committee dismissed FGMK as the Company’s principal accounting firm. The Audit Committee voted unanimously to dismiss FGMK.

The audit reports of FGMK on the Company’s financial statements as of and for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2018 and 2017 and through April 22, 2019, there were no disagreements with FGMK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of FGMK would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company provided FGMK with a copy of the disclosure made in response to this Item 4.01 and requested that FGMK furnish a letter addressed to the SEC confirming that it agrees with the above statements. A copy of FGMK’s letter dated April 26, 2019 is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)	Appointment of BDO

On April 22, 2019, upon the recommendation of the Audit Committee, the Board appointed BDO to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2019. Each of the Audit Committee and the Board voted unanimously to appoint BDO. BDO previously audited the financial statements of PWAY as of and for the years ended June 30, 2018 and 2017.

Except as described above, during the two most recent fiscal years and through April 22, 2019, the date of the appointment of BDO, neither the Company nor any person on its behalf has consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)    In light of the Merger, at a meeting held on April 22, 2009, the Board unanimously agreed to amend and restate the Company’s Code of Ethics in its entirety (as amended and restated, the “Code”). The Code applies to all employees, executive officers and directors of the Company, and constitutes a “code of ethics” as such term is defined in Item 406(b) of Regulation S-K.

The Code was amended and updated in connection with the Merger to conform the Code to reflect current best practices. Specifically, the amendments include clarifications and enhancements to the descriptions of the duties and responsibilities of the Company’s Chief Compliance Officer, increased reporting and certification requirements and an enhanced description of the restrictions on the outside business activities of the directors and officers of the Company and its investment adviser.

The newly adopted Code did not result in any explicit or implicit waiver of any provision of the Company’s code of business conduct and ethics in effect prior to the adoption of the Code. The foregoing summary of the terms of the Code is not intended to be exhaustive and is qualified in its entirety by reference to the Code, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 5.05. The Company intends to post a copy of the Code on the Company’s website, www.flexbdc.com.

(b) Not applicable.

(c) Not applicable

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

14.1	Code of Ethics
16.1	Letter of FGMK, LLC dated April 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2019	TP Flexible Income Fund, Inc.

	By	/s/ M. Grier Eliasek
M. Grier Eliasek Chief Executive Officer (Principal Executive Officer)